                                                                 EXHIBIT m(3)(d)


                                 AMENDMENT NO. 3
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective November 20, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

                                                         MAXIMUM
                                                           ASSET
AIM ADVISOR FUNDS                                          BASED         MAXIMUM          MAXIMUM
-----------------                                          SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM International Core Equity Fund                         0.75%          0.25%           1.00%

                                                         MAXIMUM
                                                           ASSET
AIM EQUITY FUNDS                                           BASED         MAXIMUM          MAXIMUM
----------------                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM Aggressive Growth Fund                                 0.75%          0.25%           1.00%
AIM Basic Value II Fund                                    0.75%          0.25%           1.00%
AIM Blue Chip Fund                                         0.75%          0.25%           1.00%
AIM Capital Development Fund                               0.75%          0.25%           1.00%
AIM Charter Fund                                           0.75%          0.25%           1.00%
AIM Constellation Fund                                     0.75%          0.25%           1.00%
AIM Core Strategies Fund                                   0.75%          0.25%           1.00%
AIM Dent Demographic Trends Fund                           0.75%          0.25%           1.00%
AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
AIM Emerging Growth Fund                                   0.75%          0.25%           1.00%
AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Mid Cap Growth Fund                                    0.75%          0.25%           1.00%
AIM U.S. Growth Fund                                       0.75%          0.25%           1.00%
AIM Weingarten Fund                                        0.75%          0.25%           1.00%


                                                         MAXIMUM
                                                           ASSET
AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
---------------                                            SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM Balanced Fund                                          0.75%          0.25%            1.00%
AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
AIM European Small Company Fund                            0.75%          0.25%            1.00%
AIM Global Utilities Fund                                  0.75%          0.25%            1.00%
AIM Global Value Fund                                      0.75%          0.25%            1.00%
AIM International Emerging Growth Fund                     0.75%          0.25%            1.00%
AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
AIM New Technology Fund                                    0.75%          0.25%            1.00%
AIM Premier Equity Fund                                    0.75%          0.25%            1.00%
AIM Premier Equity II Fund                                 0.75%          0.25%            1.00%
AIM Select Equity Fund                                     0.75%          0.25%            1.00%
AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
-----------------                                          SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM Basic Value Fund                                       0.75%          0.25%           1.00%
AIM Global Trends Fund                                     0.75%          0.25%           1.00%
AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%

                                                         MINIMUM
                                                           ASSET
AIM INTERNATIONAL FUNDS, INC.                              BASED         MAXIMUM          MAXIMUM
-----------------------------                              SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
AIM European Growth Fund                                   0.75%          0.25%            1.00%
AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
AIM Global Growth Fund                                     0.75%          0.25%            1.00%
AIM International Growth Fund                              0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
--------------------                                       SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM Developing Markets Fund                                0.75%          0.25%            1.00%
AIM Global Energy Fund                                     0.75%          0.25%            1.00%
AIM Global Financial Services Fund                         0.75%          0.25%            1.00%
AIM Global Health Care Fund                                0.75%          0.25%            1.00%
AIM Global Science and Technology Fund                     0.75%          0.25%            1.00%
AIM Libra Fund                                             0.75%          0.25%            1.00%
AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%

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AIM Trimark Fund                                           0.75%          0.25%            1.00%
AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
AIM INVESTMENT SECURITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
-------------------------------                            SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM High Yield Fund                                        0.75%          0.25%            1.00%
AIM Income Fund                                            0.75%          0.25%            1.00%
AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
AIM Money Market Fund                                      0.75%          0.25%            1.00%
AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
AIM Real Estate Fund                                       0.75%          0.25%            1.00%
AIM Short Term Bond Fund                                   0.75%          0.25%            1.00%
AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
AIM SECTOR FUNDS                                           BASED         MAXIMUM          MAXIMUM
----------------                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
INVESCO Energy Fund                                        0.75%          0.25%            1.00%
INVESCO Financial Services Fund                            0.75%          0.25%            1.00%
INVESCO Gold & Precious Metals Fund                        0.75%          0.25%            1.00%
INVESCO Health Sciences Fund                               0.75%          0.25%            1.00%
INVESCO Leisure Fund                                       0.75%          0.25%            1.00%
INVESCO Technology Fund                                    0.75%          0.25%            1.00%
INVESCO Telecommunications Fund                            0.75%          0.25%            1.00%
INVESCO Utilities Fund                                     0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
AIM SPECIAL OPPORTUNITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
-------------------------------                            SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

                                                         MAXIMUM
                                                           ASSET
AIM TAX-EXEMPT FUNDS                                       BASED         MAXIMUM          MAXIMUM
--------------------                                       SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS C SHARES                                CHARGE           FEE              FEE
                                                         -------         -------         ---------
AIM High Income Municipal Fund                             0.75%          0.25%           1.00%"

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).

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All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  November 20, 2003

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